SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC 20549

                                 FORM 8-K

                              CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): January 7, 2003


                          CONCEPTS DIRECT, INC.
            __________________________________________________
          (Exact name of registrant as specified in its charter)


    Delaware                       0-20680           52-1781893
_________________________     ___________________   ____________
(State or other jurisdiction  (Commission File     (IRS Employer
of incorporation)              Number)              Identification No.


2950 Colorful Avenue, Longmont, CO			80504
_______________________________________            _______________
(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code: (303) 772-9171


Item 5. Other Events and Regulation FD Disclosure.

On January 9, 2003, Concepts Direct, Inc. (the "Company") announced that it received a delisting notification from Nasdaq on January 7, 2003. A copy of the press release dated January 9, 2003 announcing the foregoing is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits.

Exhibit	   Description

99.1       Concepts Direct, Inc. Press Release dated January 9, 2003 *

* Exhibit filed herewith.


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CONCEPTS DIRECT, INC.




Date:  January 13, 2003             /s/ Zaid H. Haddad
                                    Zaid H. Haddad
                                    Chief Financial Officer